UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(203) 422-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at a meeting held on May 4, 2017, the stockholders of Starwood Property Trust, Inc. (the “Company”) approved (i) the Starwood Property Trust, Inc. 2017 Manager Equity Plan (the “2017 Manager Equity Plan”), which succeeds and replaces the Starwood Property Trust, Inc. Manager Equity Plan, as amended (the “Original Manager Equity Plan”), and (ii) the Starwood Property Trust, Inc. 2017 Equity Plan (the “2017 Equity Plan”), which succeeds and replaces the Starwood Property Trust, Inc. Equity Plan, as amended (the “Original Equity Plan”), and the Starwood Property Trust, Inc. Non-Executive Director Stock Plan, as amended (the “Original Director Stock Plan”).

The 2017 Manager Equity Plan provides for the grant of stock options, stock appreciation rights, restricted shares of the Company’s common stock, par value $.01 per share (“Common Stock”), restricted stock units and other equity-based awards, including dividend equivalents, to SPT Management, LLC, the manager of the Company (the “Manager”), which may in turn issue incentives to the directors, officers and employees of, and advisors and consultants to, the Manager and its affiliates. The 2017 Equity Plan provides for the grant of stock options, stock appreciation rights, restricted shares of Common Stock, restricted stock units and other equity-based awards, including dividend equivalents, to natural persons who provide services to the Company, including its directors, officers, employees, advisors, consultants and other third party service providers, including employees of the Manager or its affiliates. The maximum number of shares of Common Stock that may be subject to awards granted under the 2017 Equity Plan and the 2017 Manager Equity Plan, determined on a combined basis, is 11,000,000 shares of Common Stock. Upon the approval of the 2017 Manager Equity Plan and the 2017 Equity Plan, the Original Manager Equity Plan, the Original Equity Plan and the Original Director Stock Plan were terminated, except that the outstanding awards granted under such Original Manager Equity Plan, Original Equity Plan and Original Director Stock Plan remain in effect in accordance with their terms. The 2017 Manager Equity Plan and the 2017 Equity Plan were approved by the Company’s Board of Directors (the “Board of Directors”) on March 27, 2017. The 2017 Manager Equity Plan and the 2017 Equity Plan will expire on May 4, 2027, unless terminated earlier by the Board of Directors.

The foregoing descriptions of the 2017 Manager Equity Plan and the 2017 Equity Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the 2017 Manager Equity Plan and the 2017 Equity Plan, copies of which are set forth as Annex A and Annex B, respectively, to the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 31, 2017 (the “Proxy Statement”), and incorporated by reference herein as Exhibits 10.1 and 10.2, respectively, hereto.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On May 4, 2017, the Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders: (i) elected the six persons listed below as directors of the Company, each to serve until the Company’s 2018 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified; (ii) approved, on an advisory basis, the Company’s executive compensation as disclosed in the Proxy Statement; (iii) approved, on an advisory basis, the frequency of holding the advisory vote on the Company’s executive compensation each year; (iv) approved the 2017 Manager Equity Plan, which succeeds and replaces the Original Manager Equity Plan, as described in Item 5.02 above; (v) approved the 2017 Equity Plan, which succeeds and replaces the Original Equity Plan and the Original Director Stock Plan, as described in Item 5.02 above; and (vi) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2017.  Set forth below are the voting results for each of the proposals voted upon by the Company’s stockholders:

Proposal 1 — Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Richard D. Bronson	136,207,042	32,354,415	51,158,138
Jeffrey G. Dishner	162,871,351	5,690,106	51,158,138
Camille J. Douglas	140,326,801	28,234,656	51,158,138
Solomon J. Kumin	167,371,761	1,189,696	51,158,138
Barry S. Sternlicht	159,895,723	8,665,734	51,158,138
Strauss Zelnick	135,996,253	32,565,204	51,158,138

Proposal 2 — Advisory Vote on Executive Compensation

For	Against	Abstentions	Broker Non-Votes
161,745,413	6,027,778	788,266	51,158,138

Proposal 3 — Advisory Vote on Frequency of Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
145,783,152	968,880	21,339,344	470,081	51,158,138

Based on the voting results of Proposal 3 described above, and consistent with the Board of Directors’ recommendation, the Board of Directors expects that it will hold future advisory votes each year until the next required advisory vote on the frequency of the advisory vote on executive compensation, which will occur no later than the Company’s 2023 Annual Meeting of Stockholders.

Proposal 4 — Approval of Starwood Property Trust, Inc. 2017 Manager Equity Plan

For	Against	Abstentions	Broker Non-Votes
141,638,078	26,149,599	773,780	51,158,138

Proposal 5 — Approval of Starwood Property Trust, Inc. 2017 Equity Plan

For	Against	Abstentions	Broker Non-Votes
141,258,222	26,485,557	817,678	51,158,138

Proposal 6 — Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Calendar Year Ending December 31, 2017

For	Against	Abstentions	Broker Non-Votes
218,343,417	1,008,866	367,312	0

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits
10.1	Starwood Property Trust, Inc. 2017 Manager Equity Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement filed on March 31, 2017).

10.2	Starwood Property Trust, Inc. 2017 Equity Plan (incorporated by reference to Annex B to the Company’s Definitive Proxy Statement filed on March 31, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2017	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Chief Operating Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
10.1	Starwood Property Trust, Inc. 2017 Manager Equity Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement filed on March 31, 2017).

10.2	Starwood Property Trust, Inc. 2017 Equity Plan (incorporated by reference to Annex B to the Company’s Definitive Proxy Statement filed on March 31, 2017).